SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 20, 2004
                                                           -------------


                           DELTA FINANCIAL CORPORATION
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                     1-12109                    11-33336165
      --------                     -------                    -----------
   (State or other          (Commission File Number)    (IRS Employer ID Number)
    jurisdiction of
     incorporation)



       1000 Woodbury Road, Suite 200, Woodbury, New York         11797-9003
       -------------------------------------------------         ----------
               (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (516) 364-8500
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

            On July 20, 2004, the Registrant entered into an Underwriting Agreement (the "Underwriting Agreement") with JMP Securities LLC, SunTrust Capital Markets, Inc. and Roth Capital Partners, LLC, as representatives of the Underwriters, and the Selling Stockholders named therein. The Underwriting Agreement relates to the offering and sale of 4,375,000 shares of the Registrant's common stock under the Registrant's Registration Statement on Form S-2 (File No. 333-114896). 3,137,597 of such shares will be sold by the Registrant, and 1,237,403 will be sold by the Selling Stockholders. The sale is scheduled to close on July 26, 2004. In connection with the offering, two trusts affiliated with four of the Registrant's officers and directors have granted the underwriters a 30-day option to purchase up to an additional 656,250 shares of the Registrant's common stock to cover over-allotments, if any.

            A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Report on Form 8-K. Exhibit 5.1 to this Report on Form 8-K sets forth the opinion of Morrison & Foerster LLP with respect to the shares to be sold pursuant to the Underwriting Agreement.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.

1.1         Underwriting Agreement, dated July 20, 2004.

5.1         Opinion of Morrison & Foerster LLP

23.1        Consent of Morrison & Foerster LLP (included in Exhibit 5.1)




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DELTA FINANCIAL CORPORATION




                                         By: /s/ Marc E. Miller
                                             -----------------------------------
                                         Name:   Marc E. Miller
                                         Title:  Senior Vice President & General
                                                 Counsel

Dated: July 21, 2004


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